June 28, 2004

STRICTLY PRIVATE & CONFIDENTIAL

U.S. Geothermal Inc.
910-885 Dunsmuir Street
Vancouver, B.C.
V6C 1N5

Attention: **Mr. Daniel Kunz**
President & Director

Dear Daniel:

Dundee Securities Corporation (**"Dundee Securities"** or the "**Agent**") would be pleased to act as the exclusive financial agent on behalf of U.S. Geothermal Inc. ("**U.S. Geothermal**" or **"the company"**) in a best efforts proposed equity offering for the company. The sale will be by way of a private placement to accredited investors pursuant to exemptions from the prospectus and registration requirements of applicable securities laws of Canada, and other jurisdictions outside of North America upon the terms contemplated herein (the "**Offering**"). The purpose of this agreement is to set out our mutual understanding of the terms of our engagement with U.S. Geothermal.

The terms of our agreement will be governed by a formal agency agreement (the "**Agency Agreement**") to be entered into by U.S. Geothermal and Dundee Securities. The Agency Agreement will be negotiated in good faith between U.S. Geothermal and Dundee Securities and shall contain the usual representations and warranties to be given by U.S. Geothermal and the Agent, covenants to provide the usual form of legal opinions, as well as the usual termination events, indemnities, contribution provisions, "market out" provisions, "material adverse change" provisions, "disaster out" provisions and other relevant terms as are usual industry practice in transactions of this type and which are mutually agreed to by U.S. Geothermal and Dundee Securities.

1) Unless otherwise agreed to by U.S. Geothermal and the Agent, the Offering will be by way of a private placement of units using a term sheet. The time frame of the Offering will be established through negotiation in the context of the Agent's assessment of the market with closing scheduled for August 1, 2004 (the "**Closing Date**"), or such other date as may be mutually agreeable to the Agent and U.S. Geothermal.

2) The Offering size is expected to be approximately 4,000,000 Units at approximately $0.85 per Unit to raise gross proceeds of up to approximately Cdn.$3,400,000. Each Unit will consist of one common share of the company and one share purchase warrant of U.S. Geothermal (the

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"**Unit**"). Each share purchase warrant of U.S. Geothermal shall entitle the holder thereof to acquire one common share of U.S. Geothermal at an exercise price of $1.25 for a period of two (2) years (the "Warrant"). If the closing price of the company's common shares on a public market exceeds $1.65 for twenty (20) consecutive business days at any time after the Closing Date, the company may a issue a press release indicating the warrant expiry date will "accelerate" to become the date 20 days following the date the press release is issued.

3) The issuance of the Units, the acceptance of the subscriptions and the terms of the Agency Agreement shall be subject to approval by the board of directors of U.S. Geothermal.

4) U.S. Geothermal will make available to the Agent all corporate, business and operating records, and financial information of U.S. Geothermal and will provide access to key officers of U.S. Geothermal in order to permit a complete due diligence investigation of the business and affairs of U.S. Geothermal by the Agent. All such records and information will be kept confidential and used by the Agent only in connection with the Offering.

5) U.S. Geothermal will not issue nor announce the issuance of any of its common shares or other securities for a period expiring nine months following the Closing Date without the prior written consent of Dundee, which consent will not be unreasonably withheld or delayed. This condition shall not apply to the issuance of securities pursuant to: (i) the Business Combination; (ii) a *bona fide* acquisition by U.S. Geothermal or one of its affiliates; (iii) the issuance of securities to directors, officers, employees and consultants under existing option arrangements or option arrangements contemplated in connection with the Business Combination, including applicable stock option plans; and (iv) securities issued to holders of existing convertible or exchangeable securities of U.S. Geothermal, as disclosed to Dundee at such time as the Agency Agreement is executed.

6) U.S. Geothermal will pay Dundee, on the Closing Date, a cash commission equal to 7% of the gross proceeds of the Offering. In addition, U.S. Geothermal shall grant the Agent on the Closing Date compensation options ("**Compensation Options**") entitling Dundee to acquire that number of Units, at $0.85 per Unit (the price of the offering), that is equal to 7% of the number of Units issued in the Offering, exercisable for a period of two (2) years following the Closing Date.

7) In the event that U.S. Geothermal seeks to list its common shares on the Toronto Stock Exchange (the "**TSX**") in connection with or at any time within twelve months following completion of the financing, Dundee agrees to sponsor U.S. Geothermal's TSX listing application for which the company agrees to pay Dundee Securities a fee of $35,000. U.S. Geothermal also agrees to provide Dundee with the right of first refusal to lead manage all equity offerings made by U.S. Geothermal for a period of two (2) years following the Closing Date.

8) U.S. Geothermal will make all necessary filings with, and take all necessary actions required by, applicable regulatory authorities under the applicable securities legislation of Canada with respect to the Offering. The Closing Date shall be conditional upon U.S. Geothermal's receipt of all required regulatory approvals.

9) U.S. Geothermal will be responsible, whether or not the Offering is completed, for all of its costs and the reasonable costs of Dundee in connection with the Offering including the reasonable fees and disbursements of counsel including counsel to Dundee, trust company fees, transfer agents

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fees, fees of outside consultants (if any), filing fees, listing fees, the costs and expenses of any securities or other filings required to be made in connection with the Offering, printing costs, the preparation and holding of information meetings, the out-of-pocket expenses including all Dundee travel expenses in connection with due diligence and marketing meetings. Dundee agrees to consult with U.S. Geothermal prior to retaining outside counsel (other than Fraser Milner Casgrain LLP) in connection with its due diligence on U.S. Geothermal and agrees that all fees and expenses in connection with such due diligence shall be pre-approved by U.S. Geothermal, acting reasonably. Dundee agrees to cap the expenses referred to herein at $25,000 without the prior approval of U.S. Geothermal.

10) U.S. Geothermal agrees to indemnify and save Dundee harmless in accordance with Schedule A included herein by reference and forming part of this agreement.

11) The Agent may terminate this letter agreement by notice in writing to U.S. Geothermal at any time if: (i) there is in the sole opinion of the Agent a material adverse change or a change in material fact or a new material fact shall arise which would be reasonably expected to have an adverse effect on the business, affairs or profitability of U.S. Geothermal or on the market price or value of the common shares of U.S. Geothermal; (ii) the state of the financial markets is such that in the sole opinion of the Agent it would be unprofitable to offer or continue to offer the units for sale; (iii) there should develop, occur or come into effect any event of any nature, including without limitation, accident, governmental law or regulation, which in the sole opinion of the Agent adversely affects or may adversely affect the financial markets or the business, affairs or profitability of U.S. Geothermal or on the market price or value of the common shares of U.S. Geothermal; (iv) there is an enquiry or investigation (whether formal or informal) in relation to U.S. Geothermal or any one of the current or proposed directors, officers or principal shareholders of U.S. Geothermal; (v) any order to cease trading in all of the securities of U.S. Geothermal is made by a competent securities regulatory authority; (vi) the Agent is not satisfied, in its sole discretion, with its due diligence investigations of U.S. Geothermal; or (vii) U.S. Geothermal is in breach of a material term, condition, or covenant of this agreement or of the Agency Agreement or any representation or warranty given by U.S. Geothermal in the Agency Agreement is or becomes false.

12) This letter agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

13) If one or more provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this letter agreement, but this letter agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained therein.

14) This letter agreement may be delivered by facsimile and may be signed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

15) This letter agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

16) It is understood that this letter agreement is not an agency agreement but is evidence of the

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understanding between us related to the Offering, provided that paragraphs 10 and 11 and Schedule A shall be binding and remain in full force and effect. The pricing and Dundee's ability to successfully market the Offering will be contingent upon several factors including market conditions at the time of the Offering and the completion of satisfactory due diligence by the Agent or its representatives.

If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter agreement.

Yours very truly,
DUNDEE SECURITIES CORPORATION

Per: ____________________________
David G. Anderson
Sr. Vice President & Director

Agreed and accepted this ____ June, 2004

U.S. GEOTHERMAL INC.

Per: ____________________________
Mr. Daniel Kunz
President & Director

Agreed and accepted this 28 June, 2004

understanding between us related to the Offering, provided that paragraphs 10 and 11 and Schedule A shall be binding and remain in full force and effect. The pricing and Dundee's ability to successfully market the Offering will be contingent upon several factors including market conditions at the time of the Offering and the completion of satisfactory due diligence by the Agent or its representatives.

If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter agreement.

Yours very truly,

DUNDEE SECURITIES CORPORATION

Per: ______________________

David G. Anderson
Sr. Vice President & Director

Agreed and accepted this ____ June, 2004

U.S. GEOTHERMAL INC.

Per: ______________________

Mr. Daniel Kunz
President & Director

Agreed and accepted this ____ June, 2004

SCHEDULE A

U.S. Geothermal Inc. (the "**Indemnitor**") hereby agrees to indemnify and hold Dundee Securities Corporation and/or any of its affiliates and subsidiaries (collectively, "**Dundee**") and each and every one of the directors, officers, employees, consultants and shareholders of Dundee (hereinafter referred to as the "**Personnel**") harmless from and against any and all expenses, losses, claims, actions, damages or liabilities (other than loss of profits), joint or several (including the aggregate amount paid in settlement of any actions, suits, proceedings or claims and the reasonable fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any claim that may be made against Dundee) to which Dundee and/or any Personnel may become subject or otherwise involved in any capacity under any statute or common law or otherwise insofar as such expenses, losses, claims, damages, liabilities or actions arise out of or are based, directly or indirectly, upon the performance of professional services rendered to the Indemnitor by Dundee and any Personnel hereunder or otherwise in connection with the matters referred to in the attached letter agreement, provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:

(i) Dundee or any Personnel has been grossly negligent or dishonest or has committed any fraudulent act or engaged in willful misconduct in the course of such performance; and

(ii) the expenses, losses, claims, damages or liabilities, as to which indemnification is claimed were directly caused by the gross negligence, dishonesty, fraud or willful misconduct referred to in (i).

The Indemnitor hereby agrees to waive any right it may have of first requiring Dundee and/or any Personnel to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming under this indemnity.

If for any reason (other than the occurrence of any of the events itemized in (i) and (ii) above), the foregoing indemnification is unavailable to Dundee and/or any Personnel or insufficient to hold any of them harmless, then the Indemnitor shall contribute to the amount paid or payable by Dundee and/or any Personnel as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitor on the one hand and Dundee on the other hand, but also the relative fault of the Indemnitor and Dundee, as well as any other relevant equitable considerations; provided that the Indemnitor shall in any event contribute to the amount paid or payable by Dundee as a result of such expense, loss, claim, damage or liability any excess of such amount over the amount of the consideration received by Dundee pursuant to the attached letter agreement.

The Indemnitor agrees that in case (i) any legal proceeding shall be brought against the Indemnitor and/or Dundee or any Personnel by any governmental commission or regulatory authority or any stock exchange; or (ii) an entity having regulatory authority, either domestic or foreign, shall investigate the Indemnitor and/or Dundee, and any Personnel shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of professional services rendered to the Indemnitor by Dundee, Dundee shall have the right to employ its own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including an amount to reimburse Dundee for time spent by Personnel in connection therewith on a per diem basis based on normal consulting fees) and out-of-pocket expenses incurred by Personnel in connection therewith shall be paid by the Indemnitor as they occur.

Promptly after receipt of notice of the commencement of any legal proceeding against Dundee or any Personnel or after receipt of notice of the commencement of any investigation which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Indemnitor, Dundee will notify the Indemnitor in writing of the commencement thereof and the Indemnitor shall undertake the investigation and defence thereof on behalf of Dundee and/or any Personnel, as applicable,

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including the prompt employment of counsel reasonably acceptable to Dundee or the applicable Personnel affected and the payment of all reasonable expenses. Failure by Dundee to so notify the Indemnitor shall not relieve the Indemnitor of its obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the Indemnitor or material impairment of its substantive rights or defences. The Indemnitor shall, throughout the course of any investigation as contemplated herein, provide copies of all relevant documentation to Dundee, will keep Dundee advised of the progress thereof and will discuss with Dundee all significant actions proposed.

No admission of liability and no settlement of any action shall be made without the prior written consent of the Indemnitor and Dundee or the Personnel affected, such consent not to be unreasonably withheld or delayed.

Notwithstanding that the Indemnitor shall undertake the investigation and defence of any action, Dundee or the Personnel affected shall have the right to employ separate counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of Dundee or the Personnel affected unless (a) employment of such counsel has been authorized by the Indemnitor; (b) the Indemnitor shall not have assumed the defence of the action within a reasonable period of time after receiving notice of the action; (c) the named parties to any such action include both the Indemnitor and Dundee or any Personnel and Dundee or the affected Personnel shall have been advised by counsel that there may be a conflict of interest between the Indemnitor and Dundee or the affected Personnel, as the case may be; or (d) there are one or more legal defences available to Dundee or the affected Personnel which are different from or in addition to those available to the Indemnitor.

The indemnity and contribution obligations of the Indemnitor shall be in addition to any liability which the Indemnitor may otherwise have, shall extend upon the same terms and conditions to Dundee and the Personnel and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Indemnitor, Dundee and any Personnel. The Indemnitor constitutes Dundee as trustee for the other indemnified parties as contemplated herein of the covenants of the Indemnitor under this Schedule A and Dundee hereby agrees to accept such trust and to hold and enforce such covenants on behalf of such persons. The foregoing provisions shall survive the completion of professional services rendered under the letter to which this is attached or any termination of the authorization given by the letter to which this is attached and shall be binding upon and enure to the benefit of their respective successors and assigns.

AGREED AND ACCEPTED as of the ___ day of June, 2004.

U.S. GEOTHERMAL INC.

Per: ______________________
Daniel Kunz
President & Director

DUNDEE SECURITIES CORPORATION

Per: ______________________
David G. Anderson
Sr. Vice President & Director

including the prompt employment of counsel reasonably acceptable to Dundee or the applicable Personnel affected and the payment of all reasonable expenses. Failure by Dundee to so notify the Indemnitor shall not relieve the Indemnitor of its obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the Indemnitor or material impairment of its substantive rights or defences. The Indemnitor shall, throughout the course of any investigation as contemplated herein, provide copies of all relevant documentation to Dundee, will keep Dundee advised of the progress thereof and will discuss with Dundee all significant actions proposed.

No admission of liability and no settlement of any action shall be made without the prior written consent of the Indemnitor and Dundee or the Personnel affected, such consent not to be unreasonably withheld or delayed.

Notwithstanding that the Indemnitor shall undertake the investigation and defence of any action, Dundee or the Personnel affected shall have the right to employ separate counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of Dundee or the Personnel affected unless (a) employment of such counsel has been authorized by the Indemnitor; (b) the Indemnitor shall not have assumed the defence of the action within a reasonable period of time after receiving notice of the action; (c) the named parties to any such action include both the Indemnitor and Dundee or any Personnel and Dundee or the affected Personnel shall have been advised by counsel that there may be a conflict of interest between the Indemnitor and Dundee or the affected Personnel, as the case may be; or (d) there are one or more legal defences available to Dundee or the affected Personnel which are different from or in addition to those available to the Indemnitor.

The indemnity and contribution obligations of the Indemnitor shall be in addition to any liability which the Indemnitor may otherwise have, shall extend upon the same terms and conditions to Dundee and the Personnel and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Indemnitor, Dundee and any Personnel. The Indemnitor constitutes Dundee as trustee for the other indemnified parties as contemplated herein of the covenants of the Indemnitor under this Schedule A and Dundee hereby agrees to accept such trust and to hold and enforce such covenants on behalf of such persons. The foregoing provisions shall survive the completion of professional services rendered under the letter to which this is attached or any termination of the authorization given by the letter to which this is attached and shall be binding upon and enure to the benefit of their respective successors and assigns.

AGREED AND ACCEPTED as of the 28 day of June, 2004.

U.S. GEOTHERMAL INC.

Per: ______________________
Daniel Kunz
President & Director

DUNDEE SECURITIES CORPORATION

Per: ______________________
David G. Anderson
Sr. Vice President & Director

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